Federal Signal Announces Acquisition of New Way Trucks September 25, 2025

2 This presentation contains unaudited financial information and forward-looking statements. Statements that are not historical are forward-looking statements and may contain words such as “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “project,” “estimate,” and “objective” or similar terminology, concerning the Company’s future financial performance, business strategy, plans, goals and objectives. These expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s possible or assumed future performance or results of operations and are not guarantees. Forward-looking statements should not be relied upon as a predictor of actual results. While these statements are based on assumptions and judgments that management has made in light of industry experience as well as perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances, they are subject to risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different. Such risks and uncertainties include but are not limited to: our ability to successfully close and implement the acquisition of New Way, our ability to achieve anticipated revenue and cost benefits associated with the New Way acquisition, economic and political uncertainty, risks and adverse economic effects associated with geopolitical conflicts including tariffs and other trade conflicts, legal and regulatory developments, foreign currency exchange rate changes, inflationary pressures, product and price competition, supply chain disruptions, availability and pricing of raw materials, interest rate changes, risks associated with acquisitions such as integration of operations and achieving anticipated revenue and cost benefits, work stoppages, increases in pension funding requirements, cybersecurity risks, increased legal expenses and litigation results, and other risks and uncertainties described in filings with the Securities and Exchange Commission (“SEC”). Such forward-looking statements are made as of the date hereof and we undertake no obligation to update these forward-looking statements regardless of new developments or otherwise. Safe Harbor Statement New Way ROTO PAC® Automated Side Loader As used herein, "GAAP" refers to accounting principles generally accepted in the United States of America. This presentation includes certain non-GAAP measures, as defined under SEC rules, which are defined in the Appendix to this presentation. The non-GAAP financial information presented herein should be considered supplemental to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company has provided this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, and to provide an additional measure of performance which management considers in operating the business.

New Way is a Leader in U.S. Refuse Collection Vehicles & Aftermarket Parts

- Scranton Manufacturing Company Inc. d/b/a New Way Trucks ("New Way") is a U.S.-based leader in the design and manufacture of refuse collection vehicles serving the solid waste industry
- New Way garners the #1 position in automated side loaders ("ASLs") and municipal sales in the United States[1] with a strong network of distributors
- New Way boasts a proven history of strong organic growth, top-line resilience through economic cycles, and improving margins
- New Way offers complementary parts capabilities that drive recurring aftermarket revenue and ensure long-term customer support

~$249 Million
2024 Revenue[2]

~$36 Million
2024 Adjusted EBITDA[3]

Double Digit %
Long-Term Revenue CAGR (2015-2024)

5
U.S. Manufacturing Plants (IA & MS)

~45%
Percent of Revenue (%) from Municipalities (2024A)

#1 in U.S. Automated Side Loaders[1]

Extensive Refuse Collection Product Portfolio



Automated Side Loader



Front Loader



Rear Loader



Non-CDL Refuse Vehicles


NEW WAY
GENUINE PARTS

Aftermarket Parts

New Way Revenue by Product Type[1] (2024A)


Aftermarket Parts 11%
Non-CDL Refuse Vehicles 9%
Front Loaders 11%
Rear Loaders 26%
Automated Side Loaders 43%

FEDERAL SIGNAL
Moves. Cleans. Protects.

1) Source: Management Estimates. Revenue by product type only includes revenue from equipment and aftermarket sales for 2024A
2) Based on financial information and management accounts of New Way that Federal Signal received during due diligence of the New Way acquisition
3) Non-GAAP measure. Based on financial information that Federal Signal received during due diligence of the New Way acquisition

3

Transaction Overview

Purchase Price	• Initial consideration of $396 million to acquire New Way on a cash-free, debt-free basis, and an additional $30 million to acquire New Way's manufacturing facilities and associated real estate rights in Iowa and Mississippi • When adjusted for the present value of anticipated tax benefits, currently estimated at ~$60 million, the combined initial purchase price represents a multiple of ~11x New Way's projected 2026 EBITDA[1], reflecting the impact of various planned investments and integration and optimization initiatives, including deployment of Federal Signal's chassis and inventory management best practices, and a multiple of approximately ~7x New Way's projected 2028 EBITDA[1], inclusive of expected synergies • Transaction also includes an additional contingent earn-out opportunity of up to $54 million, based on the achievement of certain specified financial targets over a two-year period
Financial Impact & Synergies	• Expect transaction to be neutral to 2026 EPS, reflecting planned business investments, integration and optimization initiatives, higher interest cost, and anticipated purchase accounting effects, including a preliminary estimate of intangible asset amortization expense • Expect transaction to be EPS accretive in subsequent years, with anticipated EPS accretion of between $0.40 and $0.45 in 2028, including annual run-rate synergies of between $15 million and $20 million, currently expected to be substantially realized by the end of 2028 • Anticipated synergies span both cost and revenue; realized through Federal Signal's specialty vehicle platform • Expect EBITDA margins to be within our Environmental Solutions Group's 18-24% target range longer term • Refuse collection is a new specialty vehicle vertical for growth (organic + inorganic)
Financing	• 100% cash consideration expected to be financed with a combination of cash on hand and availability under credit facility • Pro-forma net debt leverage[1] is currently expected to be less than 1.5x upon completion of acquisition (including estimated transaction costs of ~$10 million)
Timing	• Anticipated closing in the fourth quarter of 2025 • Transaction is subject to regulatory approval and customary closing conditions

1) *Non-GAAP measure. See Appendix.*

FEDERAL SIGNAL
Moves. Cleans. Protects.
4

0 50 100 150 200 250 300 350 400 450 500 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 5 New Way Acquisition Aligns with Federal Signal’s M&A Target Criteria M&A Target Criteria Return on capital greater than cost of capital, risk adjusted Niche marketplace leader Sustainable competitive advantage Deep domain expertise (technology, application, manufacturing) Strong management team Leverages existing distribution & manufacturing capabilities Growth potential Opportunity for through-cycle margins in line or higher than FSS targets Identifiable synergies U.S. Municipal Solid Waste (“MSW”) Volumes1 1) Source: Waste Business Journal 2) Source: Waste Business Journal and St. Louis Federal Reserve Recession Resilient Industry Characteristics2 (in Millions of Tons) CAGR (’94A – ‘24A): ~1.3% CAGRs: Water Taxes: ~4.4% MSW: ~4.7% Federal Signal is Well Positioned to Capitalize on the Evolving Waste Collection Landscape ➢ Federal Signal brings deep industry expertise and a proven presence in the refuse vehicle market through established customer relationships via its Joe Johnson Equipment distribution network ➢ Key members of New Way management team will remain part of the leadership team post transaction ➢ Existing Federal Signal refuse leadership team boasts a combined ~100+ years of refuse industry experience

New Way/FSS Combination is Well Positioned for Long-Term Outsized Growth

Secular Tailwinds Driving Adoption of ASLs

Labor Efficiency

Side loaders require a single operator vs. 2-3 for a traditional rear loader, reducing labor requirements and labor costs for haulers while increasing stops per day by 1.5x+ (route efficiency)

Safety Improvements

Fully automated collection allows the operator to remain inside the truck, eliminating ride-along crews and substantially decreasing injury risk (50%+)

Multi-Stream Collection

Regulatory spread of recycling mandates encourages adoption of vehicles built to handle multiple waste streams

Fleet Standardization

Haulers and municipalities are modernizing fleets to side loaders for operational consistency

Side Loaders as a Percent of Total Industry Refuse Collection Vehicles Sold[1] & New Way Share Growth

Side Loaders (%)

~29% (2019) → ~37% (2024)

New Way Share Expansion: ~500 Bps

2019 → 2024


SIDEWINDER XTR

New Way Sidewinder® **Automated Side Loader**

- New Way holds the #1 U.S. position in Automated Side Loaders, aligning with FSS's track record of leadership across its businesses

1) Source: NWRA, Management Estimates

FEDERAL SIGNAL
Moves. Cleans. Protects.

6

7 Driving Synergy Opportunities Through the Power of our Specialty Vehicle Platform Operational Excellence Best-In-Class Customer Service Total Annual Power of the Platform Synergies (expected by 2028) Annual EBITDA Synergy Expectations1: Unlocking Growth Opportunities Anticipated $15M-$20M 1) Source: Management Estimates. Non-GAAP measure. See Appendix.

Synergy Opportunity: Operational Excellence

Procurement

FS Operational System

Supply Chain Optimization

→ **Operational Excellence**

Key Identified Opportunities:

- Drive procurement savings through combined spend and supplier consolidation
- Apply the Federal Signal Operating System to streamline product lines and enhance profitability
- Execute rigorous 80/20 improvement plan aimed at product simplification, enhancing customer service and expanding manufacturing efficiencies
- Enhance supply chain efficiency with expanded sourcing, improved logistics, and working capital discipline
- Optimize manufacturing efficiencies via combination of labor efficiency gains, safety improvements and targeted automation opportunities
- Target synergy realization ramping over three years with full synergies expected to be substantially realized by the end of 2028

New Way/Federal Signal Operational Synergy Opportunity

Operational Synergy Opportunities *(% of Total)*



Raw Material Savings
Hydraulics & Other Component Savings
Other Efficiency Gains

Demonstrated Success Capturing Operational Synergies through M&A: Ox Bodies (Dump Trucks)

OX BODIES
"As Strong As An Ox"



80/20
SEGMENT
ETI
OPTIMIZE
SIMPLIFY
Eighty-Twenty Improvement

Completed an 80/20 product line simplification for Ox Bodies in 2023

Immediate Impact: ~90% reduction in SKUs for standard dump body offerings

Results: Expanded Ox EBITDA margins[1] by ~830+ bps from 2022-2024 partially due to operational efficiencies and lower procurement spend

FEDERAL SIGNAL
Moves. Cleans. Protects.

1) *Non-GAAP measure. See Appendix.*

8

Synergy Opportunity: Best-In-Class Customer Service

Dealer Development

Aftermarket Support

→ **Best-in-Class Customer Service**

Key Identified Opportunities:

- Leverage Federal Signal's existing aftermarket footprint of 35+ North American locations and capabilities to drive higher recurring parts and service revenue at New Way
- Increase internal parts production capabilities to realize increased parts capture within refuse collection space
- Capitalize on parts opportunities within New Way's growing installed base of refuse vehicles
- New Way and Federal Signal share a number of exclusive dealers; opportunities to strengthen New Way's exclusive dealer channel, targeting best-in-class coverage across North America and increase service responsiveness
- Penetrate historically underserved Canadian market for New Way through Federal Signal's direct Joe Johnson (JJE) distribution network
- Target synergy realization ramping over three years with full synergies expected to be substantially realized by the end of 2028

New Way/Federal Signal Combined Aftermarket Footprint


FSS Aftermarket Site
New Way Manufacturing Facility[1]
New Way Dealer Location

Demonstrated Success Capturing Synergies through Best-In-Class Customer Service: Trackless Vehicles

Trackless VEHICLES



Completed initial dealer optimization and aftermarket integration in 2023

Immediate Impact: Increased Trackless' reach in key underserved territories across U.S. + Canada

Results: Achieved 30%+ YoY net sales growth in YR1 of ownership

FEDERAL SIGNAL
Moves. Cleans. Protects.

1) *New Way has 5 manufacturing facilities all located in Iowa and Mississippi*

9

10 Synergy Opportunity: New Way Aftermarket Parts Expansion ➢ Targeting aftermarket parts mix as a percentage of sales to improve from ~11% (2024 actual) to mid-to-high teens % of New Way revenue by 2028 ➢ We believe an opportunity exists to capitalize on New Way’s growing installed base of refuse trucks; while leveraging Federal Signal’s North American aftermarket footprint to drive higher capture rates ➢ See additional opportunities to leverage Federal Signal’s “Build More Parts Initiative” (vertical integration of certain parts production) to expand into New Way’s addressable refuse parts market New Way Parts Expansion Opportunity1 2023 2024 2025P Federal Signal “Build More Parts” Net Sales Growth: 1) Source: Management Estimates

Synergy Opportunity: Unlocking Growth

Sales Channel Alignment

Data & Market Intelligence

New Product Development

→ **Unlocking Growth Opportunities**

Key Identified Opportunities:

- Optimize sales channel and increase direct sales opportunities into private haulers that have historically been underserved by New Way
- Drive cross-selling opportunities across exclusive FSS and New Way sales channels
- Accelerate new product development efforts at New Way. Identify key new product development opportunities within the front-loader product line, non-CDL offerings, and telematics initiatives
- Leverage Federal Signal's market intelligence tools to drive increased municipal bid opportunities earlier in the bid process
- Target synergy realization ramping over three years with full synergies expected to be substantially realized by the end of 2028

New Way/Federal Signal Growth Opportunities

New Way New Truck Sales Mix[1]
(% of Total)



Exclusive Dealer
Direct

Vehicle Product	U.S. Position[2]
Automated Side Loaders	#1
Non-CDL Refuse Vehicles	#1
Front Loaders	#4

Optimize via NPD & sales channel alignment

Demonstrated Success Unlocking Growth Opportunities through M&A: Ground Force & TowHaul

GROUND FORCE WORLDWIDE TowHaul





Completed initial sales alignment and NPD acceleration efforts in 2023/24

Immediate Impact: Drove a ~15% increase in distribution partners and optimized several product lineups (water, fuel lube bodies)

Results: Grew combined sales by >70% since 2022 while expanding margins[3]

FEDERAL SIGNAL
Moves. Cleans. Protects.

1) *Source: Management Estimates*
2) *Source: NWRA, Management Estimates*
3) *Represents the timeframe from the completion of the TowHaul acquisition in 4Q 2022 through 2Q 2025*

11

12 ESG (84% of 2024 Net Sales) 1 SSG (16% of 2024 Net Sales) Vacuum Trucks Street Sweepers Industrial Cleaning Dump Truck Bodies & Trailers Refuse Collection Multi- Purpose Maint. Vehicles Road Marking Metal Extraction Support Aftermarket Public Safety Equipment Signaling Warning Systems Key End Markets Gov’t Industrial Oil & Gas Utility 12 The Refuse Industry Will Represent a New Specialty Vehicle Growth Vertical Key End Markets Gov’t Industrial Oil & Gas Utility Key End Markets Gov’t Industrial Oil & Gas Utility Key End Markets Gov’t Industrial Oil & Gas Utility Key End Markets Gov’t Industrial Oil & Gas Utility Key End Markets Gov’t Industrial Oil & Gas Utility Key End Markets Gov’t Industrial Oil & Gas Utility Key End Markets Gov’t Industrial Oil & Gas Utility Key End Markets Gov’t Industrial Oil & Gas Utility Key End Markets Gov’t Industrial Oil & Gas Utility Key End Markets Gov’t Industrial Oil & Gas Utility Key End Markets Gov’t Industrial Oil & Gas Utility Source: Company Filings and Management 1) Hog Technologies was acquired in February 2025 and consequently did not contribute to ESG Net Sales in 2024; New Way also did not contribute to ESG Net Sales in 2024 ➢ The acquisition of New Way will represent a new specialty vehicle growth vertical for FSS, including both organic and inorganic opportunities

13 Appendix: Non-GAAP Financial Measures As used herein, "GAAP" refers to accounting principles generally accepted in the United States of America. This presentation includes certain non-GAAP measures, as defined under SEC rules, which are defined below. The non-GAAP financial information presented herein should be considered supplemental to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company has provided this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, and to provide an additional measure of performance which management considers in operating the business. Earnings Before Interest, Tax, Depreciation, and Amortization (“EBITDA”) EBITDA represents the total of net income, interest expense, net, acquisition and integration-related expenses, net, purchase accounting effects, other expense, net, income tax expense, and depreciation and amortization expense, as applicable, for the applicable period(s). EBITDA Margin EBITDA Margin represents EBITDA divided by net sales, for the applicable period(s). Net Debt Leverage The Company's net debt leverage ratio is calculated as net debt (total borrowings and finance lease obligations less cash and cash equivalents) divided by trailing twelve-month EBITDA. The Company is unable to provide forward-looking quantitative reconciliation of these forward-looking non-GAAP financial measures to any GAAP measure because the Company is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items are uncertain, depend on various factors and could have a material impact on GAAP reported results for the relevant periods. These forward-looking non-GAAP financial measures reflect management's current expectation and beliefs regarding the potential benefits of the proposed transaction.